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                                                                    Exhibit 99.1

                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 1999-3




Section 7.3 Indenture                              Distribution Date: 10/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                             48,295,000.00
            Class C Principal Payment                             67,615,000.00
                      Total                                      115,910,000.00

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                   1000.00
            Class C Principal Payment                                   1000.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                            0.00
              Class B Note Interest Requirement                      279,708.54
              Class C Note Interest Requirement                      152,697.21
                      Total                                          432,405.75

       Amount of the distribution allocable to the interest on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                         0.00000
              Class B Note Interest Requirement                         5.79167
              Class C Note Interest Requirement                         2.25833

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                                  -
              Class B Note Principal Balance                         48,295,000
              Class C Note Principal Balance                         67,615,000

(iv)   Amount on deposit in Owner Trust Spread Account                     0.00

(v)    Required Owner Trust Spread Account Amount                          0.00



                                        By:
                                          ---------------------------------
                                        Name:  Patricia M. Garvey
                                        Title: Vice President